Exhibit 99.1

Ticket
Fundamental strength in financial guarantee insurance and reinsurance
CITY LIGHT
SCHOOL

SECURITY CAPITAL ASSURANCE

First Quarter 2008
Summarized Results

Important notice

This presentation provides certain information regarding Security Capital Assurance Ltd (SCA). By accepting this presentation, the recipient agrees that it will use, and it will cause its directors, officers, employees, agents, professional advisors and representatives to use, the information herein for internal purposes only and will not divulge any such information to any other person. Any reproduction of this information, in whole or in part, is prohibited.

This presentation contains statements about future results, plans and events that may constitute "forward-looking" statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You are cautioned that these statements are not guarantees of future results, plans or events and such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company's control. These factors include, but are not limited to: the outcome of the ongoing rating assessments for
SCA and its subsidiaries and for all bond insurers, generally, by Fitch, Moody's and S&P, the outcome of the Company's discussions with
Fitch, Moody's and S&P, and the Company's ability to successfully address any capital requirements within required timeframes; the impact of the recent ratings actions on SCA’s operating subsidiaries announced on March 26, 2008 by Fitch, March 4, 2008 by Moody's, and February
25, 2008 by S&P, including the downgrades of the IFS ratings of XLCA, XLCA-U.K. and XLFA; higher risk of loss in connection with obligations guaranteed by the Company due to recent deterioration in the credit markets stemming from the poor performance of subprime residential mortgage loans; the suspension of writing substantially all new business and the Company’s ability to continue to operate its business in its historic form; changes to or the inability to implement in, or in part, our strategic plan; developments in the world's financial and capital markets that adversely affect the performance of the Company's investments and its access to such markets; the performance of invested assets, losses on credit derivatives or changes in the fair value of credit default swaps; the availability of capital and liquidity; the timing of claims payments and the receipt of reinsurance recoverables; greater frequency or severity of claims and loss activity including in excess of the Company’s loss reserves; changes in or termination of the Company’s reinsurance agreements with certain of its subsidiaries;
the impact of provisions in business arrangements and agreements triggered by the ratings downgrades; the impact of other triggers in business arrangements including CDS contracts; changes in regulation, tax laws, legislation or accounting policies or practices; changes in officers; changes in general economic conditions; changes in the availability, cost or quality of reinsurance or retrocessions including a material adverse change in the ratings of reinsurers or retrocessionaires; possible downgrade of the Company’s reinsurers; possible default by the counterparties to the Company’s reinsurance arrangements; the Company’s ability to compete; changes that may occur in Company operations and ownership as the Company matures; and other additional factors, risks or uncertainties described in Company filings with the
Securities and Exchange Commission, including in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and also disclosed from time to time in subsequent reports on Form 10-Q and Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements which speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made.

Note:  Numbers throughout the presentation may not add due to rounding.

Earnings summary

1.

Because we reported net losses for the three months ended March 31, 2008, under GAAP we cannot take into consideration dilutive securities when calculating a net loss per share.

First Quarter Earnings

(U.S. Dollars in millions, except per share amounts)

2008

2007

Net (Loss) Income

(96.8)

$

37.3

$

EPS (diluted)

(1.51)

1

0.58

Operating Income

(2.7)

44.1

Operating Income EPS (diluted)

(0.04)

1

0.68

Weighted-average diluted shares

outstanding (thousands)

64,214

64,343

Weighted-average basic shares

outstanding (thousands)

64,214

64,136

Change in fair value of derivatives

First Quarter

(U.S. Dollars in thousands)

2008

2007

$    179.5

$          -

          18.4

            7.5

        197.9

            7.5

      (107.0)

             -

(187.2)

(7.9)

(294.2)

(7.9)

(96.3)

$

(0.5)

$

Realized gains and losses and other settlements:

Settlement value of Twin Reefs put option

Premiums earned on credit default swaps

Total realized gains and losses and other settlements

Net change in fair value of derivatives

Unrealized losses

Reversal of Twin Reefs unrealized gain as of 12/31/07

Net unrealized losses on CDS

Net unrealized losses

Q1 Balance Sheet – net fair value of derivatives

100.0%

$ (1,640.3)

TOTAL

6.7%

  (110.8)

Other factors

3.9%

   (63.6)

Market indices

6.8%

  (111.5)

Price discovery regarding
commutation or deal
restructuring

82.6%

$  (1,354.4)

Income approach using
target ROEs for our defined
market

Q1 Balance Sheet

net  fair value of derivatives

($ in millions)

Estimated fair value and credit impairment of CDS
contracts at March 31, 2008

$1,074.9

$859.2

$1,934.1

$64,660.5

Total Gross Par

(121.1)

(172.7)

(293.8)

(4,979.9)

Reinsurance

$953.8

$686.5

$1,640.3

$59,680.6

Total Net Par

21,400.1

4,946.1

1,372.8

5,700.0

13,238.1

$18,003.4

Par exposure

117.4

22.1

139.5

Other

37.6

-

37.6

CMBS

7.3

-

7.3

CDO of CDO

78.8

-

78.8

Investment
Grade Corporate
CDO

113.4

-

113.4

CLO

$720.4

$837.1

$1,557.5

ABS CDO

(1) – (2)
Fair value net
of credit
impairment

(2)

Credit
impairment

           (1)

Fair value

($ in millions)

First quarter case loss reserve provisions

CDO of ABS

RMBS

(HELOC & CES)

Other

Less: Credit

impairment on

derivatives

Total

Gross

$8MM

$42MM

$(1)MM

$(8)MM

$41MM

Net

$22MM

$38MM

$(1)MM

$(21)MM

$38MM

Net losses & loss adjustment expenses (LAE)
summary

First Quarter Net Losses and LAE

(U.S. Dollars in millions)

2008

2007

Net Unallocated Loss Reserve

Expense

2.6

$

1.7

$

Case Loss Provision (Benefit)

37.8

(3.3)

LAE Provision (Benefit)

1.1

(0.2)

Net Losses and Loss

Adjustment Expenses

41.5

$

(1.8)

$

Net and core premiums earned summary including
credit derivative contracts

First Quarter Net and Core

Premiums Earned Including Credit Derivative Contracts

(U.S. Dollars in millions)

2008

2007

Net Premiums Earned

58.4

$

38.9

$

Net Premiums Earned - Credit Derivative

Contracts

18.4

7.5

76.7

46.4

Earned Premiums Recognized from

Refundings, Calls and Other

Accelerations

(20.4)

(1.3)

Core Net Premiums Earned

56.3

$

45.1

$

Net Premiums Earned Including Credit

Derivative Contracts

Net investment income

First Quarter Net Investment

Income

(U.S. Dollars in millions)

2008

2007

Net Investment Income

32.3

$

26.1

$

Net Realized (Losses) Gains

on Investments

(1.6)

0.1

Operating and corporate expenses summary

Note:  No costs were deferred in 2008 due to the cessation of writing new business.

First Quarter Operating and

Corporate Expenses

(U.S. Dollars in millions)

2008

2007

Operating Expenses

33.4

$

20.3

$

Corporate Expenses

7.5

3.8

Total Operating & Corporate

Expenses

40.9

$

24.1

$

9/30/2006
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008

© 2008 Security Capital Assurance

1,327

1,367

1,410

1,408

1,347

181

102

512

571

600

602

625

639

567

497

510

516

590

650

681

651

0

250

500

750

1,000

1,250

1,500

1,750

2,000

2,250

2,500

2,750

3,000

Common Shareholders' Equity

Net Deferred Premium - Previous (A/T)*

NPVFIP - Previous (A/T)

Adjusted book value

2,336

2,448

2,526

2.600

2,622

1,501

*  Deferred premium revenue net of pre-paid reinsurance premiums and DAC, net of tax

1,320

9/30/2006
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008

© 2008 Security Capital Assurance

1,327

1,367

1,410

1,408

1,347

181

102

512

571

600

602

625

639

567

497

510

516

590

650

681

651

153

682

954

(8)

(7)

1

21

0

250

500

750

1,000

1,250

1,500

1,750

2,000

2,250

2,500

2,750

3,000

Common Shareholders' Equity

Net Deferred Premium (A/T)*

NPVFIP

Fair Value of Derivatives**

*  Deferred premium revenue net of pre-paid reinsurance premiums and DAC, net of tax

Adjusted book value – excluding impact of the
changes in fair value of derivatives

2,328

2,775

2,621

2,527

2,441

2,184

2,274

**  Net of credit impairments

Operating cash flow

First Quarter Operating Cash

Flow

(U.S. Dollars in millions)

2008

2007

Net Cash Flow from Operations

(44.6)

$

58.8

$

Additional information

Reconciliation of non-GAAP items

(U.S. Dollars in millions)

3/31/2008

3/31/2007

Total premiums written

30.0

$

96.2

$

Total premiums written - credit derivative contracts

19.9

8.7

Total premium written including credit derivative contracts

49.9

104.9

Present value of future installments

(40.0)

34.0

Adjusted gross premiums

9.9

$

138.9

$

3/31/2008

3/31/2007

Net premiums earned

58.4

$

38.9

$

Net premiums earned - credit derivative contracts

18.4

7.5

Net premiums earned including credit derivative contracts

76.7

46.4

Earned premium recognized from refundings, calls and other accelerations

(20.4)

(1.3)

Core net premiums earned

56.3

$

45.1

$

3/31/2008

3/31/2007

Net losses and loss adjustment expenses

41.5

$

(1.8)

$

Credit impairment adjustment included in unrealized losses on derivatives

22.2

1.0

Net losses and loss adjustment expenses including the credit impairment adjustments included in unrealized losses on derivatives

63.7

$

(0.8)

$

Reconciliation of Total Premiums Written to Adjusted Gross Premiums

Three Months Ended

Net Premiums Earned Reconciliation

Three Months Ended

Net Losses and Loss Adjustment Expenses Reconciliation

Three Months Ended

Reconciliation of non-GAAP items – continued

(U.S. Dollars in millions)

3/31/2008

3/31/2007

Net (loss) income available to common shareholders

(96.8)

$

37.3

$

Effect of:

    Realized gain on exercise of put option

(179.6)

-

    Net realized losses (gains) on investments

1.6

(0.1)

    Adjustment for unrealized losses on derivatives, net of tax

294.2

7.9

    Credit impairment adjustments included in unrealized losses on derivatives

(22.2)

(1.0)

Operating (loss) income

(2.7)

44.1

    Effect of refundings, calls and other accelerations

(18.7)

(1.0)

Core (loss) income

(21.4)

$

43.1

$

3/31/2008

3/31/2007

Total shareholders' equity

348.4

$

427.1

$

Series A perpetual non-cumulative preference shares

(246.6)

(246.6)

Common shareholders' equity

101.8

180.5

After-tax value of:

    Deferred premium revenue

792.9

825.4

    Present value of future installment premiums

651.4

681.4

    Deferred acquisition costs

(139.8)

(96.2)

    Prepaid reinsurance premiums

(86.2)

(90.0)

Adjusted book value

1,320.0

$

1,501.1

$

Reconciliation of Net (Loss) Income to Operating (Loss) Income and Core (Loss) Income

Reconciliation of Total Shareholders' Equity to Common Shareholders' Equity and Adjusted Book Value (ABV)

Three Months Ended

Three Months Ended

Quarter ended

March 31, 2007

(U.S. Dollars in thousands)

Current

Reclassifications

Prior

Presentation

Revenues

Net premiums earned

38,902

$

7,477

$

1

46,379

$

Net investment income

26,125

26,125

Net realized gains (losses) on investments

112

112

Change in fair value of derivatives

Realized gains and losses and other settlements

7,477

(7,477)

1

-

Unrealized gains (losses)

(7,946)

1,017

2

(6,929)

Net change in fair value of derivatives

(469)

(6,460)

(6,929)

Fee income and other

-

-

Total revenues

64,670

1,017

65,687

Expenses

Net losses and loss adjustment expenses

(1,818)

1,017

2

(801)

Acquisition costs, net

3,970

3,970

Operating expenses

24,070

24,070

Total expenses

26,222

1,017

27,239

(Loss) income before tax and minority interest

38,448

-

38,448

Income tax (benefit) expense

79

79

(Loss) income before minority interest

38,369

-

38,369

1,114

1,114

Net (loss) income

37,255

-

37,255

Perpetual preference share dividends

-

-

Net (loss) income available to common shareholders

37,255

$

-

$

37,255

$

1

Premiums from credit derivative contracts

2

Credit impairment adjustments on credit derivative contracts

Minority interest - dividends on redeemable

preferred shares

Statement of operations sections impacted by the
reclassifications

Statement of operations sections impacted by the
reclassifications cont.

Quarter ended

March 31, 2007

(U.S. Dollars in thousands)

Current

Reclassifications

Prior

Presentation

Operating Income

Net (loss) income available to common shareholders

37,255

$

37,255

$

Add: Secondary offering expenses

Add: Net realized losses (gains) on investments

(112)

(112)

7,946

(1,017)

2

6,929

Less:  Credit impairment adjustment included in

unrealized losses (gains) on derivatives

(1,017)

1,017

2

-

Total operating income available to common shareholders

44,072

$

-

$

44,072

$

1

Premiums from credit derivative contracts

2

Credit impairment adjustments on credit derivative contracts

Add: Adjustment for unrealized losses (gains) on

derivatives

Less:  Realized gain on exercise of credit facility put

option

Balance sheet sections impacted by reclassifications

(U.S. Dollars in thousands)

Current

Reclassifications

Prior

Presentation

Assets

Cash and cash equivalents

249,116

$

-

$

249,116

$

Accrued investment income

21,039

-

21,039

Deferred acquisition costs

108,117

-

108,117

Prepaid reinsurance premiums

101,122

-

101,122

Premiums receivable

24,494

-

24,494

Reinsurance balances receivable

-

-

-

Reinsurance balances recoverable on unpaid losses

266,945

(183,788)

450,733

Intangible assets - acquired licenses

11,529

-

11,529

Deferred income tax asset

-

-

-

Derivative assets

354,596

186,232

168,364

Other assets

36,128

(2,444)

38,572

Total assets

3,604,095

$

-

$

3,604,095

$

Liabilities and Shareholders' Equity

Liabilities

Unpaid losses and loss adjustment expenses

402,519

$

(850,569)

$

1,253,088

$

Deferred premium revenue

927,385

-

927,385

Derivative liabilities

1,700,695

850,569

850,126

Reinsurance premiums payable

36,485

-

36,485

Payable for investments purchased

-

-

-

Accounts payable, accrued expenses and other

liabilities

70,948

-

70,948

Total liabilities

3,138,032

$

-

$

3,138,032

$

December 31, 2007

As of

Adjusted gross premium

First Quarter AGP

(U.S. Dollars in millions)

2008

2007

U.S. Public Finance

4.3

$

36.5

$

U.S. Structured Finance

-

41.2

International

5.6

61.3

Total

9.9

$

138.9

$

Gross and net premiums written summary including
credit derivative contracts

First Quarter Premiums

Written/Assumed

(U.S. Dollars in millions)

2008

2007

Gross Premiums Written

21.8

$

80.8

$

Reinsurance Premiums Assumed

8.3

15.5

Total Premiums Written

30.0

96.2

Total Premiums Written - Credit Derivative Contracts

19.9

8.7

Total Premiums Written Including Credit Derivative Contracts

49.9

104.9

Ceded Premiums

(3.4)

(19.8)

Net Premiums Written Including Credit Derivative Contracts

46.5

$

85.1

$